Exhibit 99.1

Contact:	Brad Tilden 206/392-5362	-or-	Lou Cancelmi 206/392-5170

FOR IMMEDIATE RELEASE	October 21, 2004

ALASKA AIR GROUP REPORTS THIRD QUARTER RESULTS

     SEATTLE — Alaska Air Group, Inc. (NYSE:ALK) today reported a third quarter net income of $79.2 million, or $2.94 per diluted share, compared to net income of $40.7 million, or $1.52 per diluted share, in the third quarter of 2003.

     Third quarter results include restructuring charges of $27.5 million ($15.8 million, net of tax, or $0.59 per share) and a large refund of disputed navigation fees paid in prior years totaling $11.0 million ($6.3 million, net of tax, or $0.23 per share). Third quarter results also include $57.2 million ($32.8 million, net of tax, or $1.22 per share) in mark-to-market hedging gains reflecting an increase in the fair value of the company’s current fuel hedge portfolio during the quarter. Without these items, net income would have been $55.9 million, or $2.08 per share during 2004.

     “Reporting a profit strengthens our belief that we are on the right track,” said Bill Ayer, chairman and chief executive officer. “This relatively strong performance is a tribute to our employees who are taking good care of our customers and to our cost reduction efforts, which are gaining momentum.

     “In fact, we achieved the best year-over-year reduction in unit costs excluding fuel and unusual items since initiating cost reduction efforts following September 11, and we continue to outperform the industry in terms of revenue. Still, we are committed to the hard work that remains to transform ourselves from a company that is profitable in a seasonably strong quarter into one that is consistently profitable year in and year out.”

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Exhibit 99.1

     Operationally, Alaska Airlines’ passenger traffic in the third quarter increased 10.8 percent on a capacity increase of 5.6 percent. Alaska’s load factor increased 3.5 percentage points to 76.0 percent compared to the same period in 2003. Alaska’s operating revenue per available seat mile (ASM) increased 3.7 percent, while its operating cost per ASM excluding fuel, navigation fee settlement and restructuring charges decreased 6.0 percent. Alaska’s pretax income for the quarter was $106.3 million, compared to $50.1 million in 2003. Excluding the notable items referenced above, Alaska’s pretax income was $72.5 million for the quarter.

     Horizon Air’s passenger traffic in the third quarter increased 29.0 percent on an 18.4 percent capacity increase. Horizon’s load factor increased by 5.9 percentage points to 72.4 percent compared to the same period in 2003. Horizon’s operating revenue per ASM and operating cost per ASM excluding fuel both decreased by 11.4 percent. The decrease in Horizon’s revenue per ASM and cost per ASM excluding fuel is largely due to the addition of Horizon’s contract flying for Frontier Airlines. This flying represented 23.1 percent of Horizon’s capacity during the third quarter and 9.2 percent of its passenger revenues. Horizon’s pretax income for the quarter was $24.4 million, compared to a pretax income of $19.5 million in 2003. Excluding the notable items referenced above, Horizon’s pretax income was $17.5 million for the quarter.

     Alaska Air Group had cash and short-term investments at September 30, 2004 of approximately $879 million compared to $812 million at December 31, 2003. The company’s debt-to-capital ratio, assuming aircraft operating leases are capitalized at seven times annualized rent, remained constant at 77 percent as of September 30, 2004 and December 31, 2003.

     A summary of financial and statistical data for Alaska Airlines and Horizon Air as well as a reconciliation of the reported non-GAAP financial measures can be found on pages 6 to 10.

     A conference call regarding the third quarter 2004 results will be simulcast via the internet at 8:30 a.m. Pacific Time. It may be accessed through the company’s website at www.alaskaair.com. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at www.alaskaair.com.

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Exhibit 99.1

     This report may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or future financial performance and involve known and unknown risks and uncertainties that may cause actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “expect,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies. Some of the things that could cause our actual results to differ from our expectations are: the competitive environment and other trends in our industry; economic conditions; our reliance on automated systems; actual or threatened terrorist attacks, global instability and potential U.S. military involvement; our ability to meet our cost reduction goals; the outcome of contract talks with the Air Line Pilots Association, whether as a result of negotiations or binding arbitration; labor disputes; changes in our operating costs including fuel and insurance; changes in laws and regulations; liability and other claims asserted against us; failure to expand our business; interest rates and the availability of financing; our ability to attract and retain qualified personnel; changes in our business plans; our significant indebtedness; downgrades of our credit ratings; and inflation. For a discussion of these and other risk factors, review the information under the caption “Business — Business Risks” in Item 1 of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2003. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. The company operates in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on the company’s business or events described in any forward-looking statements. The company disclaims any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results.

# # #

Exhibit 99.1

ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(In Millions Except Per Share Amounts)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2003	2004	2003	2004
Operating Revenues:
Passenger	$645.8	$706.0	$1,678.2	$1,896.7
Freight and mail	22.6	25.5	63.6	68.3
Other - net	33.8	42.3	89.7	105.9

Total Operating Revenues	702.2	773.8	1,831.5	2,070.9

Operating Expenses:
Wages and benefits	237.9	247.0	697.5	733.9
Contracted services	24.4	21.2	74.5	81.7
Aircraft fuel	96.8	148.4	270.5	384.8
Aircraft maintenance	42.4	37.0	140.2	137.9
Aircraft rent	49.2	46.7	146.1	141.5
Food and beverage service	17.6	14.3	46.6	39.5
Other selling expenses and commissions	36.1	37.5	99.1	111.5
Depreciation and amortization	32.7	35.7	98.2	105.8
Loss (gain) on sale of assets	0.1	(2.8)	0.2	(1.4)
Landing fees and other rentals	43.3	48.0	120.6	136.2
Other	45.0	48.1	139.3	146.3
Restructuring charges	—	27.5	—	27.5
Impairment of aircraft and spare engines	—	—	—	39.6

Total Operating Expenses	625.5	708.6	1,832.8	2,084.8

Operating Income (Loss)	76.7	65.2	(1.3)	(13.9)

Nonoperating Income (Expense):
Interest income	5.5	7.9	11.5	18.6
Interest expense	(13.3)	(13.6)	(38.6)	(38.9)
Interest capitalized	0.4	0.5	1.9	1.1
U.S. government compensation	—	—	71.4	—
Other - net	(1.1)	67.6	8.2	93.8

	(8.5)	62.4	54.4	74.6

Income before income tax	68.2	127.6	53.1	60.7
Income tax expense	27.5	48.4	23.5	25.9

Net Income	$40.7	$79.2	$29.6	$34.8

Basic Earnings Per Share	$1.53	$2.95	$1.11	$1.30
Diluted Earnings Per Share	$1.52	$2.94	$1.11	$1.29
Shares used for computation:
Basic	26.660	26.862	26.621	26.820
Diluted	26.796	26.932	26.680	26.922

Exhibit 99.1

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	December 31,	September 30,
(In Millions)	2003	2004
Cash and marketable securities	$812	$879

Total current assets	$1,148	$1,291
Property and equipment-net	1,949	1,917
Other assets	162	201

Total assets	$3,259	$3,409

Current liabilities	$1,017	$955
Long-term debt and capital lease obligations	907	1,008
Other liabilities and credits	661	733
Shareholders’ equity	674	713

Total liabilities and shareholders’equity	$3,259	$3,409

Exhibit 99.1

Alaska Airlines Financial and Statistical Data

	Three Months Ended September 30						Nine Months Ended September 30
					%						%
	2003		2004		Change		2003		2004		Change
Financial Data (in millions):
Operating Revenues:
Passenger	$532.5		$576.6		8.3%		$1,380.1		$1,545.8		12.0%
Freight and mail	21.4		24.5		14.5%		59.8		65.3		9.2%
Other - net	31.4		40.1		27.7%		83.0		99.0		19.3%

Total Operating Revenues	585.3		641.2		9.6%		1,522.9		1,710.1		12.3%

Operating Expenses:
Wages and benefits	198.7		207.3		4.3%		578.7		611.8		5.7%
Contracted services	20.5		17.8		-13.2%		60.9		70.3		15.4%
Aircraft fuel	83.3		130.2		56.3%		232.2		336.4		44.9%
Aircraft maintenance	35.2		27.1		-23.0%		117.7		111.3		-5.4%
Aircraft rent	31.1		28.1		-9.6%		92.8		85.5		-7.9%
Food and beverage service	17.0		13.7		-19.4%		44.8		37.9		-15.4%
Other selling expenses and commissions	43.4		35.9		-17.3%		109.0		101.1		-7.2%
Depreciation and amortization	29.7		32.0		7.7%		87.8		95.2		8.4%
Loss on sale of assets	0.8		(2.5)		NM		1.3		(0.6)		NM
Landing fees and other rentals	33.6		37.6		11.9%		93.5		106.1		13.5%
Other	34.5		37.1		7.5%		102.9		111.0		7.9%
Restructuring charges	—		27.5		100.0%		—		27.5		NM
Impairment of aircraft	—		—		0.0%		—		36.8		NM

Total Operating Expenses	527.8		591.8		12.1%		1,521.6		1,730.3		13.7%

Operating Income (Loss)	57.5		49.4		-14.1%		1.3		(20.2)		NM

Interest income	4.6		8.4				10.3		20.0
Interest expense	(11.2)		(11.6)				(33.9)		(33.1)
Interest capitalized	0.2		0.4				1.3		0.7
U.S. government compensation	—		—				52.8		—
Other - net	(1.0)		59.7				7.3		82.9

	(7.4)		56.9				37.8		70.5

Income Before Income Tax	$50.1		$106.3		112.2%		$39.1		$50.3		28.7%

Operating Statistics:
Revenue passengers (000)	4,280		4,589		7.2%		11,335		12,296		8.5%
RPMs (000,000)	4,126		4,571		10.8%		10,946		12,255		12.0%
ASMs (000,000)	5,693		6,012		5.6%		15,611		16,825		7.8%
Passenger load factor	72.5%		76.0%		3.5	pts	70.1%		72.8%		2.7	pts
Yield per passenger mile	12.91	¢	12.62	¢	-2.2%		12.61	¢	12.61	¢	0.0%
Operating revenue per ASM	10.28	¢	10.66	¢	3.7%		9.76	¢	10.16	¢	4.1%
Operating expenses per ASM (a)	9.27	¢	9.84	¢	6.1%		9.75	¢	10.28	¢	5.4%
Operating expenses per ASM excluding fuel, navigation fee settlement, restructuring and impairment charges (a)	7.81	¢	7.35	¢	-6.0%		8.26	¢	7.95	¢	-3.9%
Raw fuel cost per gallon (a)	95.2	¢	139.6	¢	46.6%		97.0	¢	129.8	¢	33.8%
GAAP fuel cost per gallon (a)	90.5	¢	135.9	¢	50.2%		91.5	¢	125.7	¢	37.4%
Economic fuel cost per gallon (a)	88.7	¢	127.0	¢	43.2%		89.6	¢	121.3	¢	35.4%
Fuel gallons (000,000)	92.0		95.8		4.1%		253.9		267.6		5.4%
Average number of employees	10,114		10,201		0.9%		10,079		10,147		0.7%
Aircraft utilization (blk hrs/day)	11.1		11.8		6.3%		10.6		11.1		4.7%
Operating fleet at period-end	109		107		-1.8%		109		107		-1.8%
NM = Not Meaningful

(a) See Note A on Page 8

Exhibit 99.1

Horizon Air Financial and Statistical Data

	Three Months Ended September 30						Nine Months Ended September 30
					%						%
	2003		2004		Change		2003		2004		Change
Financial Data (in millions):
Operating Revenues:
Passenger	$127.2		$134.5		5.7%		$326.8		$360.4		10.3%
Freight and mail	1.2		1.0		-16.7%		3.8		3.0		-20.9%
Other - net	4.3		3.8		-11.6%		11.7		10.9		-6.8%

Total Operating Revenues	132.7		139.3		5.0%		342.3		374.3		9.3%

Operating Expenses:
Wages and benefits	39.2		39.7		1.3%		118.8		122.1		2.8%
Contracted services	5.7		5.0		-12.3%		18.4		15.4		-16.3%
Aircraft fuel	13.5		18.2		34.8%		38.3		48.4		26.4%
Aircraft maintenance	7.2		9.9		37.5%		22.5		26.6		18.2%
Aircraft rent	18.1		18.6		2.8%		53.3		56.0		5.1%
Food and beverage service	0.6		0.6		0.0%		1.8		1.6		-11.1%
Other selling expenses and commissions	6.6		6.7		1.5%		18.8		19.9		5.9%
Depreciation and amortization	2.7		3.4		25.9%		9.5		9.7		2.1%
Gain on sale of assets	(0.7)		(0.3)		NM		(1.1)		(0.8)		NM
Landing fees and other rentals	10.3		11.0		6.8%		28.2		31.2		10.6%
Other	9.7		9.7		0.0%		32.6		32.0		-1.8%
Impairment of aircraft and spare engines	—		—		0.0%		—		2.8		NM

Total Operating Expenses	112.9		122.5		8.5%		341.1		364.9		7.0%

Operating Income	19.8		16.8		-15.2%		1.2		9.4		NM

Interest income	0.2		0.3				0.5		0.9
Interest expense	(0.6)		(0.9)				(1.9)		(3.2)
Interest capitalized	0.2		0.1				0.6		0.4
Government compensation	—		—				18.6		—
Other - net	(0.1)		8.1				0.9		11.2

	(0.3)		7.6				18.7		9.3

Income Before Income Tax	$19.5		$24.4		25.1%		$19.9		$18.7		-5.9%

Operating Statistics:
Revenue passengers (000)	1,376		1,641		19.3%		3,671		4,362		18.8%
RPMs (000,000)	466		601		29.0%		1,224		1,586		29.6%
ASMs (000,000)	701		830		18.4%		1,950		2,314		18.7%
Passenger load factor	66.5%		72.4%		5.9	pts	62.8%		68.5%		5.7	pts
Yield per passenger mile	27.29	¢	22.38	¢	-18.0%		26.70	¢	22.73	¢	-14.9%
Operating revenue per ASM	18.93	¢	16.78	¢	-11.4%		17.56	¢	16.18	¢	-7.9%
Operating expenses per ASM (a)	16.11	¢	14.76	¢	-8.4%		17.49	¢	15.77	¢	-10.0%
Operating expenses per ASM excluding fuel and impairment charges (a)	14.18	¢	12.57	¢	-11.4%		15.53	¢	13.56	¢	-12.7%
Raw fuel cost per gallon (a)	98.6	¢	143.8	¢	46.0%		100.2	¢	134.1	¢	33.8%
GAAP fuel cost per gallon (a)	93.1	¢	140.0	¢	50.3%		94.1	¢	130.1	¢	38.3%
Economic fuel cost per gallon (a)	90.3	¢	131.2	¢	45.2%		91.9	¢	125.8	¢	36.8%
Fuel gallons (000,000)	14.5		13.0		-10.3%		40.7		37.2		-8.6%
Average number of employees	3,368		3,439		2.1%		3,375		3,399		0.7%
Aircraft utilization (blk hrs/day)	8.2		8.7		6.1%		7.9		8.3		5.1%
Operating fleet at period-end	61		65		6.6%		61		65		6.6%

NM = Not Meaningful

(a) See Note A on page 8

     Exhibit 99.1

Note A:

Pursuant to Item 10 of Regulation S-K, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. The non-GAAP financial measures provide management the ability to measure and monitor our performance both with and without the cost of aircraft fuel (including the gains and losses associated with out fuel hedging program where appropriate), restructuring charges, aircraft impairment charges, government compensation in 2003 and a large refund in 2004 of disputed navigation fees paid in prior years (of which $7.7 million was recorded in operating expenses and $3.3 million was recorded in non-operating income). Because the cost and availability of aircraft fuel are subject to many economic and political factors beyond our control and we record changes in the fair value of our hedge portfolio in our income statement, it is our view that the measurement and monitoring of performance without fuel is important. In addition, we believe the disclosure of financial performance without impairment and restructuring charges, government compensation and the navigation fees refunded in 2004 is useful to investors. Finally, these non-GAAP financial measures are also more comparable to financial measures reported to the Department of Transportation by other major network airlines.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.:

	Three Months Ended September 30,				Nine Months Ended September 30,
($ in millions)	2003		2004		2003		2004
Unit cost reconciliations:
Operating expenses	$527.8		$591.8		$1,521.6		$1,730.3
ASMs (000,000)	5,693		6,012		15,611		16,825

Operating expenses per ASM	9.27	¢	9.84	¢	9.75	¢	10.28 ¢

Operating expenses	$527.8		$591.8		$1,521.6		$1,730.3
Less: aircraft fuel	(83.3)		(130.2)		(232.2)		(336.4)
Less: impairment of aircraft	—		—		—		(36.8)
Less: restructuring charges	—		(27.5)		—		(27.5)
Add: navigation fee settlement	—		7.7		—		7.7

Operating expense excluding fuel, navigation fee settlement, impairment and restructuring charges	$444.5		$441.8		$1,289.4		$1,337.3
ASMs (000,000)	5,693		6,012		15,611		16,825

Operating expense per ASM excluding fuel, navigation
fee settlement, impairment and restructuring charges	7.81	¢	7.35	¢	8.26	¢	7.95 ¢

Aircraft fuel reconciliations:
Fuel expense before hedge activities (“raw fuel”)	$87.6		$133.7		$246.2		$347.4
Fuel gallons (000,000)	92.0		95.8		253.9		267.6

Raw fuel cost per gallon	95.2	¢	139.6	¢	97.0	¢	129.8 ¢

Fuel expense before hedge activities (“raw fuel”)	$87.6		$133.7		$246.2		$347.4
Less: gains on settled hedges included in fuel expense	(4.3)		(3.5)		(14.0)		(11.0)

GAAP fuel expense	$83.3		$130.2		$232.2		$336.4

Fuel gallons (000,000)	92.0		95.8		253.9		267.6

GAAP fuel cost per gallon	90.5	¢	135.9	¢	91.5	¢	125.7 ¢

GAAP fuel expense	$83.3		$130.2		$232.2		$336.4
Less: Gains on settled hedges included in nonoperating income (expense)	(1.7)		(8.5)		(4.6)		(11.7)

Adjusted fuel	81.6		121.7		227.6		324.7
Fuel gallons (000,000)	92.0		95.8		253.9		267.6

Economic fuel cost per gallon	88.7	¢	127.0	¢	89.6	¢	121.3 ¢

Mark-to-market gains included in non-operating income related to hedges that settle in future periods	—		$50.3		—		$70.4

Reconciliation to GAAP pretax income (loss):
Pretax income (loss) excluding impairment and restructuring charges, navigation fee settlement, government comp and mark-to-market hedging gains	$50.1		$72.5		($13.7)		$33.2
Less: impairment of aircraft	—		—		—		(36.8)
Less: restructuring charges	—		(27.5)		—		(27.5)
Add: government compensation	—		—		52.8		—
Add: mark-to-market hedging gains included in nonoperating income (expense)	—		50.3		—		70.4
Add: navigation fee settlement	—		11.0		—		11.0

Pretax income (loss) reported GAAP amounts	$50.1		$106.3		$39.1		$50.3

     Exhibit 99.1

Horizon Air Industries, Inc.

	Three Months Ended September 30,				Nine Months Ended September 30,
($ in millions)	2003		2004		2003		2004
Unit cost reconciliations:
Operating expenses	$112.9		$122.5		$341.1		$364.9
ASMs (000,000)	701		830		1,950		2,314

Operating expenses per ASM	16.11	¢	14.76	¢	17.49	¢	15.77	¢

Operating expenses	$112.9		$122.5		$341.1		$364.9
Less: aircraft fuel	(13.5)		(18.2)		(38.3)		(48.4)
Less: impairment of aircraft	—		—		—		(2.8)

Operating expense excluding fuel and impairment charge	$99.4		$104.3		$302.8		$313.7
ASMs (000,000)	701		830		1,950		2,314

Operating expense per ASM excluding fuel and impairment charge	14.18	¢	12.57	¢	15.53	¢	13.56	¢

Aircraft fuel reconciliations:
Fuel expense before hedge activities (“raw fuel”)	$14.3		$18.7		$40.8		$49.9
Fuel gallons (000,000)	14.5		13.0		40.7		37.2

Raw fuel cost per gallon	98.6	¢	143.8	¢	100.2	¢	134.1	¢

Fuel expense before hedge activities (“raw fuel”)	$14.3		$18.7		$40.8		$49.9
Less: gains on settled hedges included in fuel expense	(0.8)		(0.5)		(2.5)		(1.5)

GAAP fuel expense	$13.5		$18.2		$38.3		$48.4
Fuel gallons (000,000)	14.5		13.0		40.7		37.2

GAAP fuel cost per gallon	93.1	¢	140.0	¢	94.1	¢	130.1	¢

GAAP fuel expense	$13.5		$18.2		$38.3		$48.4
Less: Gains on settled hedges included in nonoperating income (expense)	(0.3)		(1.2)		(0.8)		(1.6)

Adjusted fuel	13.2		17.0		37.5		46.8
Fuel gallons (000,000)	14.5		13.0		40.7		37.2

Economic fuel cost per gallon	90.3	¢	131.2	¢	91.9	¢	125.8	¢

Mark-to-market gains (losses) included in non-operating income related to hedges that settle in future periods	—		$6.9		—		$9.6

Reconciliation to GAAP pretax income (loss):
Pretax income (loss) excluding impairment charge, government comp and mark-to-market hedging gains	$19.5		$17.5		$1.3		$11.9
Less: impairment of aircraft and related spare parts	—		—		—		(2.8)
Add: government compensation	—		—		18.6		—
Add: mark-to-market hedging gains included in nonoperating income (expense)	—		6.9		—		9.6

Pretax income (loss) reported GAAP amounts	$19.5		$24.4		$19.9		$18.7

     Exhibit 99.1

Air Group Net Income and EPS Reconciliation:

The following table summarizes Alaska Air Group, Inc.’s net income and diluted earnings per share during 2003 and 2004 excluding restructuring and impairment charges, navigation fee settlement, the second and third quarter of 2004 hedging mark-to-market gains, government compensation and as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended September 30,
	2003		2004
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS excluding mark-to-market hedging gains, navigation fee settlement and restructuring charges	$40.7	$1.52	$55.9	$2.08
Mark-to-market hedging gains, net of tax	—	—	32.8	1.22
Navigation fee settlement	—	—	6.3	0.23
Restructuring charge, net of tax	—	—	(15.8)	(0.59)

Reported GAAP amounts	$40.7	$1.52	$79.2	$2.94

	Nine Months Ended September 30,
	2003		2004
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income (loss) and diluted EPS excluding mark-to-market hedging gains, navigation fee settlement, restructuring charges, government compensation and impairment charge	($14.7)	($0.55)	$24.7	$0.92
Government compensation, net of tax	44.3	1.66	—	—
Navigation fee settlement	—	—	6.3	0.23
Mark-to-market hedging gains, net of tax	—	—	45.9	1.71
Impairment charge, net of tax	—	—	(26.3)	(0.98)
Restructuring charge, net of tax	—	—	(15.8)	(0.59)

Reported GAAP amounts	$29.6	$1.11	$34.8	$1.29

Exhibit 99.1

Forecasted Financial Measures

During our quarterly earnings conference call, we expect to discuss forward-looking forecasted unit cost information for the fourth quarter of 2004. This forecasted unit cost information includes non-GAAP unit cost estimates which are summarized in the following table together with the most directly comparable GAAP unit cost for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

	Q4 2004				Year Ending 2004
	Alaska Airlines		Horizon Air		Alaska Airlines		Horizon Air
Forecast of cost per available seat mile, excluding fuel, navigation fee settlement, restructuring and impairment charges (cents)	7.9	¢	14.4	¢	7.9	¢	13.8	¢
Forecast of fuel cost per available seat mile (See Note 1)	2.7	¢	2.8	¢	2.2	¢	2.2	¢
Forecast of restructuring charge per available seat mile (See Note 2)	0.5	¢	—		0.2	¢	—
Impairment of aircraft and spare engines	—		—		0.2	¢	0.1	¢

Forecast of total operating cost per available seat mile, as reported on a GAAP basis (cents)	11.1	¢	17.2	¢	10.5	¢	16.1	¢

Forecast of available seat miles (000,000)	5,461		769		22,285		3,083

Forecast fuel consumption (000,000)	86.2		12.3		353.8		49.5

Note 1: Our forecast of fuel costs is based on anticipated gallons consumed and estimated fuel cost per gallon of $1.74 for Alaska and $1.78 for Horizon. Given the volatility of fuel prices, readers should be cautioned that actual fuel expense will likely differ from the forecast above.

Note 2: Our forecast of restructuring costs is based on an estimated fourth quarter restructuring charge of $25 million. We expect the actual charge to be $24-$28 million.